                                                                   EXHIBIT 4.3

                   FIRST SUPPLEMENTAL SENIOR NOTE INDENTURE

          FIRST SUPPLEMENTAL SENIOR NOTE INDENTURE (this "SUPPLEMENTAL SENIOR
NOTE INDENTURE"), dated as of May 19, 1998, among Arid Operations Inc., a Delaware corporation, Darius Gold Mine, Inc., a Delaware corporation, Colony Bay Coal Company, a West Virginia Partnership, Gold Fields Chile, S.A., a Delaware corporation, Gold Fields Mining Corporation, a Delaware corporation, Gold Fields Operating Co. - Ortiz, a Delaware corporation, Peabody America, Inc., a Delaware corporation, Peabody America, Inc., a Delaware corporation, Peabody Holding Company, Inc., a New York corporation, Affinity Mining Company, a West Virginia corporation, Big Sky Coal Company, a Delaware corporation, Blackrock First Capital Corporation, a West Virginia corporation, Bluegrass Coal Company, a Delaware corporation, Caballo Coal Company, a Delaware corporation, Charles Coal Company, a Delaware corporation, Coal Properties Corp., a Delaware corporation, Cook Mountain Coal Company, a Delaware corporation, Cottonwood Land Company, a Delaware corporation, EACC Camps, Inc., a West Virginia corporation, Eastern Associated Coal Corp., a West Virginia corporation, Eastern Royalty Corp., a Delaware corporation, Grand Eagle Mining, Inc., a Kentucky corporation, Hayden Gulch Terminal, Inc., a Delaware corporation, Independence Material Handling Company, a Delaware corporation, Interior Holdings Corp., a Delaware corporation, James River Coal Terminal Company, a Delaware corporation, Juniper Coal Company, a Delaware corporation, Kayenta Mobile Home Park, Inc., a Delaware corporation, Martinka Coal Company, a Delaware corporation, Midco Supply and Equipment Corporation, an Illinois corporation, Midwest Coal Resources, Inc., a Delaware corporation, Mountain View Coal Company, a Delaware corporation, North Page Coal Corp., a West Virginia corporation, Ohio County Coal Company, a Kentucky corporation, Patriot Coal Company, L.P., a Delaware limited partnership, Peabody COALSALES Company, a Delaware corporation, Peabody COALTRADE, Inc., a Delaware corporation, Peabody Coal Company, a Delaware corporation, Peabody Development Company, a Delaware corporation, Peabody Energy Solutions, Inc., a Delaware corporation, Peabody Natural Resources Company, a Delaware general partnership, Peabody Terminals, Inc., a Delaware corporation, Peabody Venezuela Coal Corp., a Delaware corporation, Peabody Western Coal Company, a Delaware corporation, Pine Ridge Coal Company, a Delaware corporation, Powder River Coal Company, a Delaware corporation, Rio Escondido Coal Corp., a Delaware corporation, Seneca Coal Company, a Delaware corporation, Sentry Mining Company, a Delaware corporation, Snowberry Land Company, a Delaware corporation, Sterling Smokeless Coal Company, a West Virginia corporation, and Thoroughbred, L.L.C., a Delaware limited liability company (the "GUARANTEEING SUBSIDIARY"), a subsidiary of P&L Coal Holdings Corporation (or its permitted successor), a Delaware corporation (the "COMPANY"), the Company, the other Senior Note Guarantors (as defined in the Senior Note Indenture referred to herein) and State Street Bank and Trust Company, as Senior Note Trustee under the Senior Note Indenture referred to below (the "SENIOR NOTE TRUSTEE").

                              W I T N E S S E T H

          WHEREAS, the Company has heretofore executed and delivered to the Senior Note Trustee an Senior Note Indenture (the "SENIOR NOTE INDENTURE"), dated as of May 18, 1998 providing for the issuance of an aggregate principal amount of up to $550.0 million of 8-7/8% Senior Notes due 2008 (the "SENIOR NOTES");

          WHEREAS, the Senior Note Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Senior Note Trustee a supplemental Senior Note Indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company's Obligations under the Senior Notes and the Senior Note Indenture on the terms and conditions set forth herein (the "SENIOR SUBSIDIARY GUARANTEE"); and

          WHEREAS, pursuant to Section 9.01 of the Senior Note Indenture, the Senior Note Trustee is authorized to execute and deliver this Supplemental Senior Note Indenture.

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Senior Note Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Senior Notes as follows:

          1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Senior Note Indenture.

          2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees as follows:

               (a)  Along with all Senior Note Guarantors named in the Senior
          Note Indenture, to jointly and severally Guarantee to each Holder of a Senior Note authenticated and delivered by the Senior Note Trustee and to the Senior Note Trustee and its successors and assigns, irrespective of the validity and enforceability of the Senior Note Indenture, the Senior Notes or the obligations of the Company hereunder or thereunder, that:

               (i) the principal of and interest on the Senior Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Senior Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Senior Note Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

               (ii) in case of any extension of time of payment or renewal of any Senior Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Senior Note Guarantors shall be jointly and severally obligated to pay the same immediately.

               (b) The obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Senior Notes or the Senior Note Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Senior Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Senior Note Guarantor.

         (c) The following is hereby waived: diligence presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the

               Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever.

          (d) This Senior Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Senior Notes and the Senior Note Indenture.

          (e) If any Holder or the Senior Note Trustee is required by any court or otherwise to return to the Company, the Senior Note Guarantors, or any custodian, Senior Note Trustee, liquidator or other similar official acting in relation to either the Company or the Senior Note Guarantors, any amount paid by either to the Senior Note Trustee or such Holder, this Senior Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

          (f) The Guaranteeing Subsidiary shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

          (g) As between the Senior Note Guarantors, on the one hand, and the Holders and the Senior Note Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Senior Note Indenture for the purposes of this Senior Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and
               (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Senior Note Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Senior Note Guarantors for the purpose of this Senior Subsidiary Guarantee.

          (h) The Senior Note Guarantors shall have the right to seek contribution from any non-paying Senior Note Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Senior Subsidiary Guarantee.

          (i) Pursuant to Section 10.04 of the Senior Note Indenture, after giving effect to any maximum amount and any other contingent and fixed liabilities that are relevant under any applicable Bankruptcy or fraudulent conveyance laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Senior Note Guarantor in respect of the obligations of such other Senior Note Guarantor under Article 10 of the Senior Note Indenture shall result in the obligations of such Senior Note Guarantor under its Senior Subsidiary Guarantee not constituting a fraudulent transfer or conveyance.

          3    EXECUTION AND DELIVERY.  Each Guaranteeing Subsidiary agrees that the Senior Subsidiary Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each Senior Note a notation of such Senior Subsidiary Guarantee.

          4.   GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

     (a) The Guaranteeing Subsidiary may not consolidate with or merge with or into (whether or not such Senior Note Guarantor is the surviving Person) another corporation, Person or entity whether or not affiliated with such Senior Note Guarantor unless:

          (i) subject to Section 10.04 of the Senior Note Indenture, the Person formed by or surviving any such consolidation or merger (if other than a Senior Note Guarantor or the Company) unconditionally assumes all the obligations of such Senior Note Guarantor, pursuant to a supplemental Senior Note Indenture in form and substance reasonably satisfactory to the Senior Note Trustee, under the Senior Notes, the Senior Note Indenture and the Senior Subsidiary Guarantee on the terms set forth herein or therein; and

          (ii) immediately after giving effect to such transaction, no Default or Event of Default exists.

     (b) In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental Senior
          Note Indenture, executed and delivered to the Senior Note Trustee and satisfactory in form to the Senior Note Trustee, of the Senior Subsidiary Guarantee endorsed upon the Senior Notes and the due and punctual performance of all of the covenants and conditions of the Senior Note Indenture to be performed by the Senior Note Guarantor, such successor corporation shall succeed to and be substituted for the Senior Note Guarantor with the same effect as if it had been named herein as a Senior Note Guarantor. Such successor corporation thereupon may cause to be signed any or all of the Senior Subsidiary Guarantees to be endorsed upon all of the Senior Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Senior Note Trustee. All the Senior Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under the Senior Note Indenture as the Senior Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of the Senior Note Indenture as though all of such Senior Subsidiary Guarantees had been issued at the date of the execution hereof.

          (c) Except as set forth in Articles 4 and 5 of the Senior Note Indenture, and notwithstanding clauses (a) and (b) above, nothing contained in the Senior Note Indenture or in any of the Senior Notes shall prevent any consolidation or merger of a Senior Note Guarantor with or into the Company or another Senior Note Guarantor, or shall prevent any sale or conveyance of the property of a Senior Note Guarantor as an entirety or substantially as an entirety to the Company or another Senior Note Guarantor.

          5.   Releases.

     (a) In the event of a sale or other disposition of all of the assets of any Senior Note Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all to the capital stock of any Senior Note Guarantor, then such Senior Note Guarantor (in the event of a sale or other disposition, by way of merger, consolidation or otherwise, of all of the capital stock of such Senior Note Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Senior Note Guarantor) will be released and relieved of any obligations under its Senior Subsidiary Guarantee; provided that the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of the Senior Note Indenture, including without limitation Section 4.10 of the Senior
          Note Indenture. Upon delivery by the Company to the Senior Note Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of the Senior Note Indenture, including without limitation Section 4.10 of the Senior Note Indenture, the Senior Note Trustee shall execute any documents reasonably required in order to evidence the release of any Senior Note Guarantor from its obligations under its Senior Subsidiary Guarantee.

     (b) Any Senior Note Guarantor not released from its obligations under its Senior Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Senior Notes and for the other obligations of any Senior Note Guarantor under the Senior Note Indenture as provided in Article 10 of the Senior Note Indenture.

          6. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Senior Notes, any Senior Subsidiary Guarantees, the Senior Note Indenture or this Supplemental Senior Note Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Senior Notes by accepting a Senior Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Senior Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

          7. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL SENIOR NOTE INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          8. COUNTERPARTS The parties may sign any number of copies of this Supplemental Senior Note Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          9. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

          10   THE SENIOR NOTE TRUSTEE.  The Senior Note Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Senior Note Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Senior Note Indenture to be duly executed and attested, all as of the date first above written.

Dated:  May 19, 1998

                              ARID OPERATIONS, INC.


                              By: /s/ Christopher G. Farrand
                                 -----------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              DARIUS GOLD MINE, INC.


                              By: /s/ Christopher G. Farrand
                                 -----------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              COLONY BAY COAL COMPANY
                                 By: Charles Coal Company


                              By: /s/ Christopher G. Farrand
                                 -----------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              GOLD FIELDS CHILE, S.A.


                              By: /s/ Christopher G. Farrand
                                 -----------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              GOLD FIELDS MINING CORPORATION


                              By: /s/ Christopher G. Farrand
                                 -----------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              GOLD FIELDS OPERATING CO.-ORTIZ


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              PEABODY AMERICA, INC.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              PEABODY HOLDING COMPANY, INC.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              AFFINITY MINING COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              BIG SKY COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              BLACKROCK FIRST CAPITAL CORPORATION


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              BLUEGRASS COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              CABALLO COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              CHARLES COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              COAL PROPERTIES CORP.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              COOK MOUNTAIN COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              COTTONWOOD LAND COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              EACC CAMPS, INC.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              EASTERN ASSOCIATED COAL CORP


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              EASTERN ROYALTY CORP.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              GRAND EAGLE MINING, INC.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              HAYDEN GULCH TERMINAL, INC.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              INDEPENDENCE MATERIAL HANDLING
                              COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              INTERIOR HOLDINGS CORP.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              JAMES RIVER COAL TERMINAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              JUNIPER COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              KAYENTA MOBILE HOME PARK, INC.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              MARTINKA COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              MIDCO SUPPLY AND EQUIPMENT CORPORATION


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              MIDWEST COAL RESOURCES, INC.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              MOUNTAIN VIEW COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              NORTH PAGE COAL CORP.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              OHIO COUNTY COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              PATRIOT COAL COMPANY L.P.
                                 By: Bluegrass Coal Company


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              PEABODY COALSALES COMPANY



                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              PEABODY COALTRADE, INC.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              PEABODY COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              PEABODY DEVELOPMENT COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              PEABODY ENERGY SOLUTIONS, INC.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              PEABODY NATURAL RESOURCES COMPANY
                                 By: Gold Fields Mining Corp.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              PEABODY TERMINALS, INC.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              PEABODY VENEZUELA COAL CORP.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              PEABODY WESTERN COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              PINE RIDGE COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              POWDER RIVER COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              RIO ESCONDIDO COAL CORP.


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              SENECA COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              SENTRY MINING COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              SNOWBERRY LAND COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President

                              STERLING SMOKELESS COAL COMPANY


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President


                              THOROUGHBRED, L.L.C.
                                 By: Peabody Holding Company


                              By: /s/ Christopher G. Farrand
                                 ------------------------------------
                                 Name: Christopher G. Farrand
                                 Title: Vice President


                              P&L COAL HOLDINGS CORPORATION


                              By:  /s/ Felix Herlihy
                                   ----------------------------------
                              Name:  Felix Herlihy
                              Title: Vice President, Treasurer
                                     and Assistant Secretary

                              STATE STREET BANK AND TRUST COMPANY
                               as Senior Note Trustee


                              By:  /s/ Philip G. Kane Jr.
                                   ----------------------------------
                              Name: Philip G. Kane Jr.
                              Title: Vice President

SCHEDULE I

                      SCHEDULE OF SENIOR NOTE GUARANTORS

          The following schedule lists each Senior Note Guarantor under the Senior Note Indenture as of May 19, 1998:

Arid Operations Inc., a Delaware corporation.

Darius Gold Mine, Inc., a Delaware corporation.

1. Gold Fields Chile, S.A., a Delaware corporation.

Gold Fields Mining Corporation, a Delaware corporation.

2. Gold Fields Operating Co.- Ortiz, a Delaware corporation.

3. Peabody America, Inc., a Delaware corporation.

4. Peabody Holding Company, Inc., a New York corporation.

5. Affinity Mining Company, a West Virginia corporation.

6. Big Sky Coal Company, a Delaware corporation.

7. Blackrock First Capital Corporation, a West Virginia corporation.

8. Bluegrass Coal Company, a Delaware corporation.

9. Caballo Coal Company, a Delaware corporation.

10.Charles Coal Company, a Delaware corporation.

11.Coal Properties Corp., a Delaware corporation.

12.Cook Mountain Coal Company, a Delaware corporation.

13.Cottonwood Land Company, a Delaware corporation.

14.EACC Camps, Inc., a West Virginia corporation.

15.Eastern Associated Coal Corp, a West Virginia corporation.

16.Eastern Royalty Corp., a Delaware corporation.

17.Grand Eagle Mining, Inc., a Kentucky corporation.

18.Hayden Gulch Terminal, Inc., a Delaware corporation.

19.Independence Material Handling Company, a Delaware corporation.

20.Interior Holdings Corp., a Delaware corporation.

21.James River Coal Terminal Company, a Delaware corporation.

22.Juniper Coal Company, a Delaware corporation.

23.Kayenta Mobile Home Park, Inc., a Delaware corporation.

24.Martinka Coal Company, a Delaware corporation.

25.Midco Supply and Equipment Corporation, an Illinois corporation.

26.Midwest Coal Resources, Inc., a Delaware corporation.

27.Mountain View Coal Company, a Delaware corporation.

28.North Page Coal Corp., a West Virginia corporation.

29.Ohio County Coal Company, a Kentucky corporation.

30.Patriot Coal Company, L.P., a Delaware limited partnership.

31.Peabody COALSALES Company, a Delaware corporation.

32.Peabody COALTRADE, Inc., a Delaware corporation.

33.Peabody Coal Company, a Delaware corporation.

34.Peabody Development Company, a Delaware corporation.

35.Peabody Energy Solutions, Inc., a Delaware corporation.

36.Peabody Natural Resources Company, a Delaware general partnership.

37.Peabody Terminals, Inc., a Delaware corporation.

38.Peabody Venezuela Coal Corp., a Delaware corporation.

39.Peabody Western Coal Company, a Delaware corporation.

40.Pine Ridge Coal Company, a Delaware corporation.

41.Powder River Coal Company, a Delaware corporation.

42.Rio Escondido Coal Corp., a Delaware corporation.

43.Seneca Coal Company, a Delaware corporation.

44.Sentry Mining Company, a Delaware corporation.

45.Snowberry Land Company, a Delaware corporation.

46.Sterling Smokeless Coal Company, a West Virginia corporation.

47.Thoroughbred, L.L.C., a Delaware limited liability company.

48.Colony Bay Coal Company, a West Virginia partnership